Exhibit 99.2 F&G Annuities & Life, Inc. ("F&G" or "the Company") (NYSE: FG) Financial Supplement June 30, 2023 (Year Ended December 31) The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K as applicable. We adopted Accounting Standards Update ("ASU") 2018-12, Financial Services-Insurance (Topic 944), Targeted Improvements to the Accounting for Long-Duration Contracts ("ASU 2018-12") using the full retrospective transition method effective January 1, 2023, with a transition date of January 1, 2021. The 2022 financial information contained herein has been adjusted for our full retrospective adoption of this update. All dollar amounts are presented in millions except for per share amounts. Non-GAAP Financial Measures Generally Accepted Accounting Principles ("GAAP") is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, this document includes non-GAAP financial measures, which the Company believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. Management believes these non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do. The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. By disclosing these non-GAAP financial measures, the Company believes it offers investors a greater understanding of, and an enhanced level of transparency into, the means by which the Company’s management operates the Company. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings, net earnings attributable to common shareholders, or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are provided within. 1

Page A. Financial Highlights Consolidated Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 Consolidated Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 Consolidated Statements of Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 Reconciliation from Net Earnings (Loss) to Adjusted Net Earnings (Loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 Reconciliation from Net Earnings (Loss) Per Diluted Share to Adjusted Net Earnings (Loss) Per Diluted Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 Adjusted Net Earnings (Loss) Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 Adjusted Net Earnings (Loss) - Significant Income and Expense Items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 Adjusted Return on Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Assets Under Management Rollforward and Average Assets Under Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Interest and Investment Income and Yield . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 Capitalization and Reconciliation of Total Equity to Total Equity excluding AOCI . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Reconciliation of Return on Equity (ROE) to Adjusted ROE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Ratings Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 B. Product Summary GAAP Net Reserve Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 Annuity Account Balance Rollforward . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 Annuity Liability Characteristics . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 C. Investment Summary Summary of Invested Assets by Asset Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 Credit Quality of Fixed Maturity Securities, Credit Quality of Asset-Backed Securities and Credit Quality of CLO Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 D. Counterparty Risk Top 5 Reinsurers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 E. Shareholder Information Common Stock Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 Quarterly Cash Dividend History . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 Research Analyst Coverage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 F. Non-GAAP Financial Measures Definitions 20 F&G Annuities & Life, Inc. Financial Supplement - June 30, 2023 (All periods are unaudited) 2

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2023
(All periods are unaudited)

Consolidated Financial Highlights

	Three months ended					Six months ended	
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	June 30, 2023	June 30, 2022
Select Income Statement Data:							
Net earnings (loss)	$ 130	$ (195)	$ (176)	$ 187	$ 385	$ (65)	$ 624
Adjusted net earnings (loss) (a)	79	61	130	(12)	155	140	235
Per Share Metrics:							
Net earnings (loss) per diluted share	$ 1.04	$ (1.56)	$ (1.41)	$ 1.50	$ 3.60	$ (0.52)	$ 5.89
Adjusted net earnings (loss) per diluted share (a)	0.63	0.49	1.04	(0.10)	1.45	1.12	2.22
Book value per share	19.98	19.72	19.09	19.14	24.77	19.98	24.77
Book value per share, excluding AOCI (a)	40.70	39.94	41.45	43.37	41.85	40.70	41.85
Weighted-average diluted shares outstanding (in millions)	125	125	125	125	107	125	106
Common shares outstanding (in millions)	126	126	126	125	125	126	125
Select Metrics:							
Return on average equity	(2.1)%	7.1 %	19.0 %	23.7 %	29.6 %	(2.1)%	29.6 %
Return on average equity, excluding AOCI (a)	(1.0)%	4.0 %	12.9 %	19.7 %	29.9 %	(1.0)%	29.9 %
Adjusted return on average equity, excluding AOCI (a)	5.0 %	6.6 %	7.2 %	8.5 %	13.7 %	5.0 %	13.7 %
Average assets under management ("AAUM") YTD (a)	$ 44,948	$ 44,393	$ 40,069	$ 39,246	$ 38,351	$ 44,948	$ 38,351
Assets under management ("AUM") (a)	46,260	45,422	43,568	41,988	40,322	46,260	40,322
Adjusted return on assets (a)	0.62 %	0.55 %	0.88 %	0.76 %	1.23 %	0.62 %	1.23 %
Sales (a)							
Fixed indexed annuities ("FIA")	$ 1,224	$ 1,211	$ 1,365	$ 1,109	$ 1,114	$ 2,435	$ 2,076
Fixed rate annuities ("MYGA")	1,064	1,513	1,076	1,108	1,087	2,577	1,560
Total annuity	2,288	2,724	2,441	2,217	2,201	5,012	3,636
Indexed universal life ("IUL")	42	37	35	36	29	79	56
Funding agreements ("FABN/FHLB")	200	256	—	—	843	456	1,443
Pension risk transfer ("PRT")	478	264	243	620	—	742	527
Gross Sales	3,008	3,281	2,719	2,873	3,073	6,289	5,662
Sales attributable to flow reinsurance to third parties	(796)	(1,072)	(808)	(660)	(544)	(1,868)	(780)
Net Sales	$ 2,212	$ 2,209	$ 1,911	$ 2,213	$ 2,529	$ 4,421	$ 4,882

(a) Refer to "Non-GAAP Financial Measures Definitions"

3

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2023
(All periods are unaudited)

Consolidated Balance Sheets

Assets:	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Investments:					
Fixed maturity securities available for sale, at fair value, (amortized cost of $40,374), net of allowance for credit losses of $32 at June 30, 2023	$ 36,182	$ 34,197	$ 31,218	$ 29,359	$ 28,398
Preferred securities, at fair value	647	691	722	812	839
Equity securities, at fair value	109	106	101	110	119
Derivative investments	648	432	244	108	145
Mortgage loans, net of allowance for credit losses of $64 at June 30, 2023	5,076	4,984	4,554	4,533	4,437
Investments in unconsolidated affiliates (certain investments at fair value of $197 at June 30, 2023)	2,803	2,669	2,455	2,814	2,689
Other long-term investments	566	565	537	512	507
Short-term investments	347	776	1,556	42	823
Total investments	$ 46,378	$ 44,420	$ 41,387	$ 38,290	$ 37,957
Cash and cash equivalents	1,688	1,584	960	1,384	992
Reinsurance recoverable, net of allowance for credit losses of $9 at June 30, 2023	7,076	6,361	5,417	4,619	4,071
Goodwill	1,749	1,749	1,749	1,749	1,749
Prepaid expenses and other assets	1,168	948	941	874	1,026
Other intangible assets, net	3,851	3,677	3,429	3,268	3,153
Market risk benefits asset	118	106	117	121	86
Income taxes receivable	13	25	28	49	64
Deferred tax asset, net	546	544	600	516	310
Total assets	$ 62,587	$ 59,414	$ 54,628	$ 50,870	$ 49,408
Liabilities and Equity:					
Contractholder funds	$ 45,070	$ 43,379	$ 40,843	$ 38,789	$ 37,302
Future policy benefits	5,715	5,371	5,021	4,691	4,486
Market risk benefits liability	313	324	282	242	292
Accounts payable and accrued liabilities	1,719	1,453	1,260	1,284	1,382
Notes payable	1,571	1,572	1,114	571	573
Funds withheld for reinsurance liabilities	5,681	4,830	3,703	2,900	2,277
Total liabilities	$ 60,069	$ 56,929	$ 52,223	$ 48,477	$ 46,312
Equity:					
F&G common stock $0.001 par value; authorized 500,000,000 shares as of June 30, 2023; outstanding and issued shares of 125,591,479 and 126,386,605 as of June 30, 2023, respectively	—	—	—	—	—
Additional paid-in-capital	3,173	3,167	3,162	3,159	3,156
Retained earnings	1,971	1,866	2,061	2,262	2,075
Accumulated other comprehensive (loss) income ("AOCI")	(2,610)	(2,548)	(2,818)	(3,028)	(2,135)
Treasury stock, at cost (795,126 shares as of June 30, 2023)	(16)	—	—	—	—
Total equity	$ 2,518	$ 2,485	$ 2,405	$ 2,393	$ 3,096
Total liabilities and equity	$ 62,587	$ 59,414	$ 54,628	$ 50,870	$ 49,408

4

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2023
(All periods are unaudited)

Consolidated Statements of Operations

	Three months ended					Six months ended	
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	June 30, 2023	June 30, 2022
Revenues:							
Life insurance premiums and other fees	$ 576	$ 365	$ 335	$ 702	$ 71	$ 941	$ 667
Interest and investment income	525	519	439	340	425	1,044	876
Recognized gains and (losses), net	67	(15)	(147)	(140)	(426)	52	(723)
Total revenues	1,168	869	627	902	70	2,037	820
Benefits and expenses:							
Benefits and other changes in policy reserves	817	812	730	570	(377)	1,629	(174)
Market risk benefit (gains) losses	(30)	59	5	(68)	(189)	29	(119)
Depreciation and amortization	104	90	86	82	80	194	156
Personnel costs	56	53	47	46	34	109	64
Other operating expenses	33	36	25	28	31	69	49
Interest expense	25	22	6	6	9	47	17
Total benefits and expenses	1,005	1,072	899	664	(412)	2,077	(7)
Earnings (loss) before income taxes	163	(203)	(272)	238	482	(40)	827
Income tax expense (benefit)	33	(8)	(96)	51	97	25	203
Net earnings (loss)	$ 130	$ (195)	$ (176)	$ 187	$ 385	$ (65)	$ 624
Net earnings (loss) per common share:							
Basic	$ 1.04	$ (1.56)	$ (1.41)	$ 1.50	$ 3.60	$ (0.52)	$ 5.89
Diluted	$ 1.04	$ (1.56)	$ (1.41)	$ 1.50	$ 3.60	$ (0.52)	$ 5.89
Weighted average common shares used in computing net earnings (loss) per common share:							
Basic	125	125	125	125	107	125	106
Diluted	125	125	125	125	107	125	106

5

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2023
(All periods are unaudited)

Reconciliation from Net Earnings (Loss) to Adjusted Net Earnings (Loss) (a) (b)

The table below provides a comparison of adjusted net earnings (loss) by quarter and for the six months ended June 30, 2023 and 2022 (Refer to "Non-GAAP Financial Measures Definitions").

	Three months ended					Six months ended	
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	June 30, 2023	June 30, 2022
Net earnings (loss)	$ 130	$ (195)	$ (176)	$ 187	$ 385	$ (65)	$ 624
Non-GAAP adjustments (a):							
Recognized (gains) and losses, net							
Net realized and unrealized (gains) losses on fixed maturity available-for-sale securities, equity securities and other invested assets	27	48	110	70	161	75	266
Change in allowance for expected credit losses	20	8	11	6	7	28	7
Change in fair value of reinsurance related embedded derivatives	(17)	19	5	(94)	(141)	2	(263)
Change in fair value of other derivatives and embedded derivatives	—	(1)	10	(7)	(4)	(1)	(4)
Recognized (gains) losses, net	30	74	136	(25)	23	104	6
Market related liability adjustments	(102)	244	217	(237)	(324)	142	(514)
Purchase price amortization	6	5	5	5	5	11	11
Transaction costs and other non-recurring items	—	2	2	4	4	2	4
Income taxes on non-GAAP adjustments	15	(69)	(54)	54	62	(54)	104
Adjusted net earnings (loss) (a) (b)	$ 79	$ 61	$ 130	$ (12)	$ 155	$ 140	$ 235

(a) Refer to "Non-GAAP Financial Measures Definitions."

(b) Refer to Adjusted Net Earnings (Loss) - Significant Income and Expense Items on page 9.

6

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2023
(All periods are unaudited)

Reconciliation from Net Earnings (Loss) Per Diluted Share to Adjusted Net Earnings (Loss) Per Diluted Share (a) (b)

The table below provides a comparison of adjusted net earnings (loss) per diluted share by quarter and for the six months ended June 30, 2023 and 2022 (Refer to "Non-GAAP Financial Measures Definitions").

	Three months ended					Six months ended	
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	June 30, 2023	June 30, 2022
Net earnings (loss) per diluted share	$ 1.04	$ (1.56)	$ (1.41)	$ 1.50	$ 3.60	$ (0.52)	$ 5.89
Non-GAAP adjustments (a):							
Recognized (gains) and losses, net							
Net realized and unrealized (gains) losses on fixed maturity available-for-sale securities, equity securities and other invested assets	$ 0.22	$ 0.38	$ 0.88	$ 0.56	$ 1.50	$ 0.60	$ 2.51
Change in allowance for expected credit losses	0.16	0.06	0.09	0.05	0.07	0.22	0.07
Change in fair value of reinsurance related embedded derivatives	(0.14)	0.15	0.04	(0.75)	(1.32)	0.02	(2.48)
Change in fair value of other derivatives and embedded derivatives	—	(0.01)	0.08	(0.06)	(0.04)	(0.01)	(0.04)
Recognized (gains) losses, net	0.24	0.58	1.09	(0.20)	0.21	0.83	0.06
Market related liability adjustments	(0.82)	1.96	1.73	(1.90)	(3.03)	1.14	(4.85)
Purchase price amortization	0.05	0.04	0.04	0.04	0.05	0.09	0.10
Transaction costs and other non-recurring items	—	0.02	0.02	0.03	0.04	0.02	0.04
Income taxes on non-GAAP adjustments	0.12	(0.55)	(0.43)	0.43	0.58	(0.43)	0.98
Adjusted net earnings (loss) per diluted share (a) (b)	$ 0.63	$ 0.49	$ 1.04	$ (0.10)	$ 1.45	$ 1.12	$ 2.22

(a) Refer to "Non-GAAP Financial Measures Definitions."
(b) Refer to Adjusted Net Earnings (Loss) - Significant Income and Expense Items on page 9.

7

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2023
(All periods are unaudited)

Adjusted Net Earnings (Loss) Statement (a) (b)

The table below provides a comparison of adjusted net earnings (loss) by quarter and for the six months ended June 30, 2023 and 2022 (Refer to "Non-GAAP Financial Measures Definitions").

	Three months ended					Six months ended	
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	June 30, 2023	June 30, 2022
Revenues:							
Life insurance premiums and other fees	$ 576	$ 365	$ 335	$ 704	$ 71	$ 941	$ 665
Interest and investment income (c)	521	520	439	340	425	1,041	876
Recognized gains and losses, net (d)	—	—	—	—	—	—	—
Total revenues	1,097	885	774	1,044	496	1,982	1,541
Benefits and expenses:							
Benefits and other changes in policy reserves (e)	768	545	510	872	223	1,313	958
Market risk benefit (gains) losses (f)	24	23	20	20	(63)	47	(23)
Depreciation and amortization (g)	99	85	81	91	75	184	145
Personnel costs	51	53	47	46	34	104	64
Other operating expenses (h)	33	35	22	24	28	68	46
Interest expense	25	22	6	6	9	47	17
Total benefits and expenses	1,000	763	686	1,059	306	1,763	1,207
Pre-tax earnings	97	122	88	(15)	190	219	334
Income tax expense (benefit)	18	61	(42)	(3)	35	79	99
Adjusted net earnings (loss) (a) (b)	$ 79	$ 61	$ 130	$ (12)	$ 155	$ 140	$ 235
Adjusted net earnings (loss) per common share (a):							
Basic	$ 0.63	$ 0.49	$ 1.04	$ (0.10)	$ 1.45	$ 1.12	$ 2.22
Diluted	$ 0.63	$ 0.49	$ 1.04	$ (0.10)	$ 1.45	$ 1.12	$ 2.22
Weighted average common shares used in computing adjusted net earnings per common share:							
Basic	125	125	125	125	107	125	106
Diluted	125	125	125	125	107	125	106

(a) Refer to "Non-GAAP Financial Measures Definitions."

(b) Refer to Adjusted Net Earnings (Loss) - Significant Income and Expense Items on page 9.

(c) Refer to Interest and Investment Income and Yield on page 11.

(d) Recognized gains and losses (net) have been adjusted to remove the effect of recognized (gains) losses including changes in allowance for expected credit losses and OTTI; changes in fair values of indexed product related derivatives and embedded derivatives, net of hedging costs; and the change in fair value of the reinsurance related embedded derivative.

(e) Benefits and other changes in policy reserves has been adjusted to remove the effects of the changes in fair values of indexed product embedded derivatives, changes in allowance for expected credit losses on reinsurance recoverables, the fair value impacts of assumed reinsurance and changes in the deferral/amortization of initial liability losses on PRT.

(f) Market risk benefit (gains) losses has been adjusted to remove the changes in the fair value of market risk benefits by deferring current period fair value changes and amortizing the amount deferred over the life of the market risk benefit.

(g) Depreciation and amortization has been adjusted to remove the impact of purchase price amortization.

(h) Other operating expenses have been adjusted to remove the effects of transaction costs.

8

Adjusted Net Earnings (Loss) - Significant Income and Expense Items (a) Each reporting period, we identify significant income and expense items that help explain the trends in our adjusted net earnings, as we believe these items provide further clarity to the financial performance of the business. Those significant income and expense items are reported after taxes ($ and shares in table in millions). Significant Income and Expense Items Reflected in ANE Alternatives Long-term Expected Return Not Reflected in ANE Weighted Average Diluted Shares Outstanding Three months ended June 30, 2023 Adjusted net earnings of $79 million for the three months ended June 30, 2023 included $82 million of investment income from alternative investments and $5 million of bond prepay income. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $137 million. $87 $137 125 March 31, 2023 Adjusted net earnings of $61 million for the three months ended March 31, 2023 included $99 million of investment income from alternative investments, offset by $37 million tax valuation allowance expense. Alternative investments investment income based on management’s long- term expected return of approximately 10% was $132 million. $62 $132 125 December 31, 2022 Adjusted net earnings of $130 million for the three months ended December 31, 2022 included $41 million of investment income from alternative investments and $58 million one-time tax benefit from carryback of capital losses. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $113 million. $99 $113 125 September 30, 2022 Adjusted net loss of $12 million for the three months ended September 30, 2022 included $11 million of investment loss from alternative investments and $11 million of other net expense items. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $106 million. $(22) $106 125 June 30, 2022 Adjusted net earnings of $155 million for the three months ended June 30, 2022 included $70 million of investment income from alternative investments, $66 million gain from actuarial assumption updates, and $6 million of CLO redemption gains and other income. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $100 million. $142 $100 107 Six months ended June 30, 2023 Adjusted net earnings of $140 million for the six months ended June 30, 2023 included $181 million of investment income from alternative investments and $5 million of bond prepay income, offset by $37 million tax valuation allowance expense. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $269 million. $149 $269 125 June 30, 2022 Adjusted net earnings of $235 million for the six months ended June 30, 2022 included $172 million of investment income from alternative investments, $66 million gain from actuarial assumption updates, $24 million income of CLO redemption gains and other investment income, partially offset by $38 million tax valuation allowance expense. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $200 million. $224 $200 106 (a) Refer to Reconciliation from Net Earnings (Loss) to Adjusted Net Earnings (Loss) on page 6, Reconciliation from Net Earnings (Loss) Per Diluted Share to Adjusted Net Earnings (Loss) Per Diluted Share on page 7 and Adjusted Net Earnings (Loss) Statement on page 8. F&G Annuities & Life, Inc. Financial Supplement - June 30, 2023 (All periods are unaudited) 9

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2023
(All periods are unaudited)

Adjusted Return on Assets

	Three months ended					Six months ended	
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	June 30, 2023	June 30, 2022
Interest and investment income	$ 521	$ 520	$ 439	$ 340	$ 425	$ 1,041	$ 876
Cost of funds	(316)	(297)	(273)	(277)	(155)	(613)	(398)
Product margin	205	223	166	63	270	428	478
Expenses (operating, interest & taxes)	(126)	(162)	(36)	(75)	(115)	(288)	(243)
Adjusted net earnings (loss) (a)	$ 79	$ 61	$ 130	$ (12)	$ 155	$ 140	$ 235

	Annualized year to date					Six months ended	
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	June 30, 2023	June 30, 2022
Portfolio earned yield (b) (c)	4.63 %	4.69 %	4.13 %	4.13 %	4.57 %	4.63 %	4.57 %
Cost of funds (b)	(2.73)%	(2.68)%	(2.37)%	(2.29)%	(2.08)%	(2.73)%	(2.08)%
Product margin (b)	1.90 %	2.01 %	1.76 %	1.84 %	2.49 %	1.90 %	2.49 %
Expenses (operating, interest & taxes) (b)	(1.28)%	(1.46)%	(0.88)%	(1.08)%	(1.26)%	(1.28)%	(1.26)%
Adjusted return on assets (a) (b)	0.62 %	0.55 %	0.88 %	0.76 %	1.23 %	0.62 %	1.23 %
AAUM YTD (a)	$ 44,948	$ 44,393	$ 40,069	$ 39,246	$ 38,351	$ 44,948	$ 38,351

Assets Under Management Rollforward and Average Assets Under Management

	Three months ended					Six months ended	
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	June 30, 2023	June 30, 2022
AUM at beginning of period (a)	$ 45,422	$ 43,568	$ 41,988	$ 40,322	$ 38,601	$ 43,568	$ 36,494
Net new business asset flows	1,925	2,387	1,868	2,177	2,271	4,312	4,494
Net flow reinsurance to third parties	(1,087)	(992)	(835)	(511)	(550)	(2,079)	(666)
Debt issuance (repayment) proceeds, net	—	459	547	—	—	459	—
AUM at end of period (a)	$ 46,260	$ 45,422	$ 43,568	$ 41,988	$ 40,322	$ 46,260	$ 40,322
AAUM YTD (a)	$ 44,948	$ 44,393	$ 40,069	$ 39,246	$ 38,351	$ 44,948	$ 38,351

(a) Refer to "Non-GAAP Financial Measures Definitions"

(b) Calculated by dividing applicable annualized year-to-date amount by year-to-date AAUM.

(c) Yield on AAUM reflects significant income and expense items, such as alternative investment mark-to-market, gains on CLO redemptions and bond prepay income. See page 9 for further discussion of these items.

10

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2023
(All periods are unaudited)

Interest and Investment Income and Yield

	Three months ended					Six months ended	
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	June 30, 2023	June 30, 2022
Interest and investment income (b)	$ 521	$ 519	$ 439	$ 340	$ 425	$ 1,040	$ 876
AAUM QTD (a)	45,622	44,393	42,605	41,081	39,306	44,948	38,351
Yield on AAUM (a)	4.57 %	4.68 %	4.12 %	3.31 %	4.33 %	4.63 %	4.57 %
Less: Alternative investment income (b)(c)	89	110	45	(24)	83	199	208
Less: Variable investment income (d)	6	—	—	—	8	6	30
Fixed income and other net investment income (b)(e)	$ 426	$ 409	$ 394	$ 364	$ 334	$ 835	$ 638
AAUM QTD, excluding alternative investments	38,844	37,810	36,055	35,250	33,963	38,264	33,250
Yield on AAUM, excluding alternative investments and variable investment income	4.39 %	4.33 %	4.37 %	4.13 %	3.93 %	4.36 %	3.84 %

(a) Refer to" Non-GAAP Financial Measures Definitions".
(b) Reflects interest and investment income on an adjusted net earnings basis.
(c) Comprised of alternative investment income, which includes mark-to-market movement that is reflected in adjusted net earnings, from limited partnerships and limited liability corporations classified as investments in unconsolidated affiliates and non-direct lending and direct lending securitizations classified as fixed maturity securities.
(d) Includes significant, non-recurring interest and investment income items, which could include call and tender income, commercial loan obligation redemption gains and other miscellaneous investment income.
(e) Includes interest and investment income from fixed maturity securities (excluding certain asset backed securities considered alternative investments), mortgage loans, equity securities, short-term investments, and long-term investments.

11

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2023
(All periods are unaudited)

Capitalization and Reconciliation of Total Equity to Total Equity excluding AOCI

	Three months ended				
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Capitalization:					
Notes payable (aggregate principal amount)	$ 1,565	$ 1,565	$ 1,100	$ 550	$ 550
Total Equity	2,518	2,485	2,405	2,393	3,096
Total Capitalization	4,083	4,050	3,505	2,943	3,646
Less: AOCI	(2,610)	(2,548)	(2,818)	(3,028)	(2,135)
Total Capitalization excluding AOCI (a)	$ 6,693	$ 6,598	$ 6,323	$ 5,971	$ 5,781
Reconciliation of Total Equity to Total Equity excluding AOCI:					
Total Equity	2,518	2,485	2,405	2,393	3,096
Less: AOCI	(2,610)	(2,548)	(2,818)	(3,028)	(2,135)
Total Equity excluding AOCI (a)	$ 5,128	$ 5,033	$ 5,223	$ 5,421	$ 5,231
Debt-to-Capital Ratio:					
Total Debt to Capitalization, excluding AOCI (a)	23.4 %	23.7 %	17.4 %	9.2 %	9.5 %

(a) Refer to "Non-GAAP Financial Measures Definitions."

Reconciliation of Return on Equity (ROE) to Adjusted ROE

	Twelve months ended				
Reconciliation of the Twelve Month Rolling ROE to Adjusted ROE	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Return on average equity (a)	(2.1)%	7.1 %	19.0 %	23.7 %	29.6 %
AOCI	1.1 %	(3.1)%	(6.1)%	(4.0)%	0.3 %
Return on average equity, excluding AOCI (a)(b)	(1.0)%	4.0 %	12.9 %	19.7 %	29.9 %
Aggregate adjustments to arrive at adjusted net earnings (c)	6.0 %	2.6 %	(5.7)%	(11.2)%	(16.2)%
Adjusted return on average equity, excluding AOCI (a)(b)	5.0 %	6.6 %	7.2 %	8.5 %	13.7 %

(a) Return on average equity, return on average equity, excluding AOCI and adjusted return on average equity, excluding AOCI include the effect of LDTI implementation and alternative investment income that differs from management's long term expectations for all periods presented, a debt to equity conversion in the three months ended June 30, 2022 and cash dividends and repurchases during the six months ended June 30, 2023.

(b) Refer to "Non-GAAP Financial Measures Definitions."

(c) Refer to "Reconciliation from Net Earnings (Loss) to Adjusted Net Earnings (Loss)" on page 6 for further details on individual adjustments.

12

Ratings Overview A.M. Best S&P Fitch Moody's (b) Holding Company & Security Ratings F&G Annuities & Life, Inc. Issuer Credit / Default Rating Not Rated BBB- BBB Ba1 Outlook Stable Stable Stable Senior Unsecured Notes (2028 maturity) Not Rated BBB- BBB- Not Rated CF Bermuda Holdings Limited Issuer Credit / Default Rating Not Rated BBB- BBB Baa3 Outlook Stable Stable Stable Fidelity & Guaranty Life Holdings, Inc. Issuer Credit / Default Rating BBB- BBB- BBB Not Rated Outlook Positive Stable Stable Senior Unsecured Notes (2025 maturity) (a) BBB- BBB BBB Baa2 Outlook Positive Stable Operating Subsidiary Ratings Fidelity & Guaranty Life Insurance Company Financial Strength Rating A- A- A- A3 Outlook Positive Stable Stable Stable Fidelity & Guaranty Life Insurance Company of New York Financial Strength Rating A- A- A- Not Rated Outlook Positive Stable Stable F&G Life Re Ltd Financial Strength Rating Not Rated A- A- A3 Outlook Stable Stable Stable F&G Cayman Re Ltd Financial Strength Rating Not Rated Not Rated A- Not Rated Outlook Stable (a) Explicitly guaranteed by parent Fidelity National Financial, Inc. upon acquisition of F&G on June 1, 2020 (b) Reflects Moody's rating update as published on July 20, 2023 F&G Annuities & Life, Inc. Financial Supplement - June 30, 2023 (All periods are unaudited) 13

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2023
(All periods are unaudited)

GAAP Net Reserve Summary

	Three months ended					Six months ended	
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	June 30, 2023	June 30, 2022
Fixed indexed annuities	$ 26,501	$ 25,749	$ 24,688	$ 23,473	$ 23,038	$ 26,501	$ 23,038
Fixed rate annuities	6,053	5,955	5,637	5,607	5,260	6,053	5,260
Single premium immediate annuity and other	1,694	1,768	1,711	1,705	1,840	1,694	1,840
Indexed universal and other life	2,139	2,027	1,926	1,824	1,829	2,139	1,829
Funding agreements	4,756	4,751	4,595	4,604	4,608	4,756	4,608
Pension risk transfer	2,879	2,463	2,172	1,890	1,434	2,879	1,434
Total product reserves	$ 44,022	$ 42,713	$ 40,729	$ 39,103	$ 38,009	$ 44,022	$ 38,009

Annuity Account Balance Rollforward (a)

	Three months ended					Six months ended	
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	June 30, 2023	June 30, 2022
Annuity balances at beginning of period:	$ 31,312	$ 30,403	$ 29,514	$ 28,478	$ 27,331	$ 30,403	$ 26,673
Net deposits	1,499	1,638	1,661	1,598	1,673	3,137	2,746
Surrenders, withdrawals, deaths, etc.							
Fixed index annuities	(606)	(501)	(528)	(429)	(472)	(1,107)	(873)
Fixed rate annuities	(274)	(271)	(278)	(171)	(124)	(545)	(262)
Total Surrender, withdrawals, deaths, etc.	(880)	(772)	(806)	(600)	(596)	(1,652)	(1,135)
Net flows	619	866	855	998	1,077	1,485	1,611
Premium and interest bonuses	22	21	23	19	21	43	43
Fixed interest credited and index credits	96	64	57	58	91	160	233
Guaranteed product rider fees	(46)	(42)	(46)	(39)	(42)	(88)	(82)
Account balance at end of period	$ 32,003	$ 31,312	$ 30,403	$ 29,514	$ 28,478	$ 32,003	$ 28,478

(a) The rollforward reflects the vested account balance of our fixed index annuities and fixed rate annuities, net of reinsurance.

14

Annuity Liability Characteristics Fixed Annuities Account Value Fixed Index Annuities Account Value SURRENDER CHARGE PERCENTAGES: June 30, 2023 No surrender charge $ 335 $ 2,410 0.0% < 2.0% 12 232 2.0% < 4.0% 49 1,120 4.0% < 6.0% 1,113 2,561 6.0% < 8.0% 1,467 4,463 8.0% < 10.0% 2,920 9,427 10.0% or greater — 5,894 $ 5,896 $ 26,107 Fixed Annuities Account Value Fixed Index Annuities Account Value CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL: June 30, 2023 No differential $ 479 $ 1,381 0.0% - 1.0% 595 1,133 1.0% - 2.0% 1,496 144 2.0% - 3.0% 1,810 132 3.0% - 4.0% 821 376 4.0% - 5.0% 695 27 Allocated to index strategies — 22,914 $ 5,896 $ 26,107 F&G Annuities & Life, Inc. Financial Supplement - June 30, 2023 (All periods are unaudited) 15

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2023
(All periods are unaudited)

Summary of Invested Assets by Asset Class

	June 30, 2023			December 31, 2022		
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Fixed maturity securities, available for sale:						
United States Government full faith and credit	$ 213	$ 211	— %	$ 34	$ 32	— %
United States Government sponsored entities	41	37	— %	46	42	— %
United States municipalities, states and territories	1,792	1,558	3 %	1,695	1,410	3 %
Foreign Governments	211	170	— %	185	148	— %
Corporate securities:						
Finance, insurance and real estate	7,071	6,222	14 %	5,969	5,085	12 %
Manufacturing, construction and mining	1,055	893	2 %	896	737	2 %
Utilities, energy and related sectors	2,704	2,180	5 %	2,915	2,275	6 %
Wholesale/retail trade	2,501	2,065	5 %	2,535	2,008	5 %
Services, media and other	4,160	3,406	7 %	3,564	2,794	7 %
Hybrid securities	747	677	1 %	781	705	2 %
Non-agency residential mortgage-backed securities	2,080	1,974	4 %	1,585	1,479	4 %
Commercial mortgage-backed securities	4,307	3,949	9 %	3,309	3,036	7 %
Asset-backed securities	8,573	8,057	18 %	7,749	7,245	18 %
CLO securities	4,919	4,783	10 %	4,460	4,222	10 %
Total fixed maturity securities, available for sale	$ 40,374	$ 36,182	78 %	$ 35,723	$ 31,218	76 %
Equity securities	872	756	2 %	992	823	2 %
Limited partnerships:						
Private equity	1,175	1,175	3 %	1,129	1,129	3 %
Real assets	438	435	1 %	436	431	1 %
Credit	988	988	2 %	867	867	2 %
Limited partnerships	2,601	2,598	6 %	2,432	2,427	6 %
Commercial mortgage loans	2,457	2,144	5 %	2,406	2,083	5 %
Residential mortgage loans	2,619	2,377	5 %	2,148	1,892	5 %
Other (primarily derivatives and company owned life insurance)	1,411	1,419	3 %	1,137	809	2 %
Short term investments	347	347	1 %	1,556	1,556	4 %
Total investments (a)	$ 50,681	$ 45,823	100 %	$ 46,394	$ 40,808	100 %

(a) Asset duration of 5.1 years and 4.9 years vs. liability duration of 5.1 years and 5.1 years for the periods ending June 30, 2023 and December 31, 2022, respectively.

16

Credit Quality of Fixed Maturity Securities June 30, 2023 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 23,055 64 % BBB 2 11,261 31 % BB 3 1,531 4 % B 4 187 1 % CCC 5 69 — % CC and lower 6 79 — % Total $ 36,182 100 % Credit Quality of Asset-Backed Securities June 30, 2023 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 6,247 77 % BBB 2 1,365 17 % BB 3 366 5 % B 4 47 1 % CCC 5 8 — % CC and lower 6 24 — % Total $ 8,057 100 % Credit Quality of CLO Securities June 30, 2023 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 2,968 62 % BBB 2 1,374 29 % BB 3 384 8 % B 4 19 — % CCC 5 — — % CC or lower 6 38 1 % Total $ 4,783 100 % F&G Annuities & Life, Inc. Financial Supplement - June 30, 2023 (All periods are unaudited) 17

Top 5 Reinsurers June 30, 2023 Financial Strength Rating Parent Company/Principal Reinsurers Reinsurance Recoverable (a) AM Best S&P Fitch Moody's Aspida Life Re Ltd $ 4,857 A- — — — Wilton Re 1,157 A+ — A — Somerset Reinsurance Ltd 543 A- BBB+ — — London Life Reinsurance Co. 103 A+ — — — Security Life of Denver 88 — — A- Baa1 (a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies. '-' indicates not rated F&G Annuities & Life, Inc. Financial Supplement - June 30, 2023 (All periods are unaudited) 18

Shareholder Information NYSE: FG Common Stock Information High Low Close 2022 Fourth Quarter - period from 12/1/2022 to 12/30/2022 $ 22.12 $ 17.34 $ 20.01 2023 First Quarter $ 24.41 $ 15.56 $ 18.12 Second Quarter $ 24.78 $ 14.93 $ 24.78 Quarterly Cash Dividend History Ex-Dividend Date Record Date Payable Date Amount per Share 2023 First Quarter - Inaugural Dividend 1/13/2023 1/17/2023 1/31/2023 $ 0.20 Second Quarter 6/15/2023 6/16/2023 6/30/2023 $ 0.20 Third Quarter 9/14/2023 9/15/2023 9/29/2023 $ 0.20 Corporate Headquarters: Research Analyst Coverage: F&G Annuities & Life, Inc. John Campbell 801 Grand Avenue Stephens, Inc. Suite 2600 (501) 377-6362 Des Moines, IA 50309 john.campbell@stephens.com Investor Contact: Lisa Foxworthy-Parker SVP, Investor & External Relations Investor.relations@fglife.com (515) 330-3307 Transfer Agent: Continental Stock Transfer & Trust Company 1 State Street, 30th Floor New York, NY 10004 Phone: (212) 509-4000 http://www.continentalstock.com F&G Annuities & Life, Inc. Financial Supplement - June 30, 2023 (All periods are unaudited) 19

Non-GAAP Financial Measures Definitions The following represents the definitions of non-GAAP measures used by F&G: Adjusted Net Earnings Adjusted net earnings is a non-GAAP economic measure we use to evaluate financial performance each period. Adjusted net earnings is calculated by adjusting net earnings (loss) to eliminate: (i) Recognized (gains) and losses, net: the impact of net investment gains/losses, including changes in allowance for expected credit losses and other than temporary impairment (“OTTI”) losses, recognized in operations; and the effect of changes in fair value of the reinsurance related embedded derivative; (ii) Market related liability adjustments: the impacts related to changes in the fair value, including both realized and unrealized gains and losses, of index product related derivatives and embedded derivatives, net of hedging cost; the impact of initial pension risk transfer deferred profit liability losses, including amortization from previously deferred pension risk transfer deferred profit liability losses; and the changes in the fair value of market risk benefits by deferring current period changes and amortizing that amount over the life of the market risk benefit; (iii) Purchase price amortization: the impacts related to the amortization of certain intangibles (internally developed software, trademarks and value of distribution asset (“VODA”)) recognized as a result of acquisition activities; (iv) Transaction costs: the impacts related to acquisition, integration and merger related items; (v) Other “non-recurring,” “infrequent” or “unusual items”: Management excludes certain items determined to be “non-recurring,” “infrequent” or “unusual” from adjusted net earnings when incurred if it is determined these expenses are not a reflection of the core business and when the nature of the item is such that it is not reasonably likely to recur within two years and/or there was not a similar item in the preceding two years; (vi) Income taxes: the income tax impact related to the above-mentioned adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. While these adjustments are an integral part of the overall performance of F&G, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations. Adjusted net earnings should not be used as a substitute for net earnings (loss). However, we believe the adjustments made to net earnings (loss) in order to derive adjusted net earnings provide an understanding of our overall results of operations. Adjusted Net Earnings per Common Share Adjusted net earnings per common share is calculated as adjusted net earnings divided by the weighted-average common shares outstanding. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Net Earnings per Diluted Share Adjusted net earnings per diluted share is calculated as adjusted net earnings divided by the weighted-average diluted shares outstanding. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Return on Assets Adjusted return on assets is calculated by dividing year-to-date annualized adjusted net earnings by year-to-date AAUM. Return on assets is comprised of net investment income, less cost of funds, and less expenses (including operating expenses, interest expense and income taxes) consistent with our adjusted net earnings definition and related adjustments. Cost of funds includes liability costs related to cost of crediting as well as other liability costs. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing financial performance and profitability earned on AAUM. F&G Annuities & Life, Inc. Financial Supplement - June 30, 2023 (All periods are unaudited) 20

Non-GAAP Financial Measures Definitions (continued) Adjusted Return on Average Equity excluding AOCI Adjusted return on average equity is calculated by dividing the rolling four quarters adjusted net earnings (loss), by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be a useful internally and for investors and analysts to assess the level return driven by the Company's adjusted earnings (loss). Assets Under Management (AUM) AUM uses the following components: (i) total invested assets at amortized cost, excluding derivatives, net of reinsurance qualifying for risk transfer in accordance with GAAP; (ii) related party loans and investments; (iii) accrued investment income; (iv) the net payable/receivable for the purchase/sale of investments; and (v) cash and cash equivalents excluding derivative collateral at the end of the period Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment. Average Assets Under Management (AAUM) (Quarterly and YTD) AAUM is calculated as AUM at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment. Book Value per Share excluding AOCI Book value per share excluding AOCI is calculated as total equity (or total equity excluding AOCI) divided by the total number of shares of common stock outstanding. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of the Company. Return on Average Equity excluding AOCI Return on average equity excluding AOCI is calculated by dividing the rolling four quarters net earnings (loss), by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Sales Annuity, IUL, funding agreement and non-life contingent PRT sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. Sales from these products are recorded as deposit liabilities (i.e., contractholder funds) within the Company's consolidated financial statements in accordance with GAAP. Life contingent PRT sales are recorded as premiums in revenues within the consolidated financial statements. Management believes that presentation of sales, as measured for management purposes, enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition. F&G Annuities & Life, Inc. Financial Supplement - June 30, 2023 (All periods are unaudited) 21

Non-GAAP Financial Measures Definitions (continued) Total Capitalization excluding AOCI Total Capitalization excluding AOCI is based on Total Equity and the total aggregate principal amount of debt and Total Equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess the capital position of the Company. Total Debt-to-Capitalization excluding AOCI Debt-to-capital ratio excluding AOCI is computed by dividing total aggregate principal amount of debt by total capitalization (total debt plus total equity excluding AOCI). Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position. Total Equity excluding AOCI Total equity excluding AOCI is based on total equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on total equity. Yield on AAUM Yield on AAUM is calculated by dividing annualized net investment income on an adjusted net earnings basis by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM. F&G Annuities & Life, Inc. Financial Supplement - June 30, 2023 (All periods are unaudited) 22